Fourth Quarter 2016 Investor Presentation Exhibit 99.1

Cautionary Statements
Forward-Looking Information
Our Supplemental Use of Non-GAAP Financial Measures
This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the
Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks.  Such non-GAAP financial measures are supplemental to, and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP.
This presentation may include forward-looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters;
our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals.
Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,”
“project,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time.
Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.
Our forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; our ability to obtain the necessary shareholder and regulatory approvals of any acquisitions we may propose, our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control.
More information regarding some of these factors is provided in the Risk Factors section of our Form 10-K for the year ended December 31, 2015, our Form 10-Q for the three months ended September 30, 2016, and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

ASSETS
DEPOSITS
MULTI-FAMILY
LOANS
MARKET
CAP
TOTAL
RETURN
ON
INVESTMENT
$48.9 billion
$28.9 billion
$26.7 billion
$7.7 billion
4,784%
With assets of
$48.9 billion at
12/31/16, we are
the 22nd largest
U.S. bank holding
company.
With deposits of
$28.9 billion and
255 branches in
Metro New York,
New Jersey, Ohio,
Florida, and
Arizona at
12/31/16, we rank
27th among the
nation’s largest
depositories.
With a portfolio of
$26.7 billion at
the end of
December, we are
a leading producer
of multi-family
loans in New York
City.
With a market cap
of $7.7 billion
at
12/31/16, we rank
23rd
among the
nation’s publicly
traded banks and
thrifts.
From 11/23/93
through 12/31/16,
we provided our
charter investors
with a total return
on investment of
4,784%.
(a)
We rank among the largest U.S. bank holding
companies.
(a)
Bloomberg
Note:  Except as otherwise indicated, all industry data was provided by SNL Financial as of 2/1/17.

OUR BUSINESS MODEL

STRATEGIC LOAN PRODUCTION

$18,605
$20,714
$23,849
$25,989
$26,961
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
PORTFOLIO
STATISTICS
AT
OR
FOR
THE
12
MOS. ENDED
12/31/16
% of non-covered loans held for
investment = 72.1%
Average principal balance = $5.5
million
Weighted average life = 2.9 years
% of our multi-family loans located
in Metro New York = 77.6%
% of HFI
loan originations = 61.9%
MULTI-FAMILY
LOAN
PORTFOLIO
(in millions)
Originations:
$5,791
$7,417
$7,584
$9,214
$5,685
NCOs*:
$26
$11
$(0)
$(4)
$(0)
The vast majority of our multi-family loans are collateralized by non-luxury buildings in NYC with rent-regulated units.
* Net charge-offs

Of the loans in our portfolio that are collateralized by multi-family buildings in the five boroughs of New York City, 88% are collateralized by buildings with rent-
regulated units featuring below-market rents.
Rent-regulated
buildings
are
more
likely
to
retain
their
tenants
–
and,
therefore,
their
revenue
stream
–
in
downward
credit
cycles.
Together with our conservative underwriting standards, our focus on multi-family lending in
this niche market has resulted in our record of superior asset quality.
Over the course of our public life, losses on multi-family loans have amounted to a mere $145.5 million, representing 0.20% of all the multi-family loans we have originated since 1993.
Multi-family loans are less costly to produce and service than other types of loans,
and
therefore contribute to our superior efficiency.
The way we lend in this market niche has distinguished our
performance from that of other producers of multi-family loans.

$7,436
$7,366
$7,637
$7,860
$7,727
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
COMMERCIAL
REAL
ESTATE
LOAN
PORTFOLIO
(in millions)
Originations:
$2,401
$2,168
$1,661
$1,842
$1,180
NCOs:
$5
$0
$1
$(1)
$(1)
Commercial real estate lending has been a logical
extension of our emphasis on multi-family loans.
PORTFOLIO
STATISTICS
AT
OR
FOR
THE
12
MOS. ENDED
12/31/16
% of non-covered loans held for
investment = 20.7%
Average principal balance = $5.6
million
Weighted average life = 3.4 years
% of our CRE loans located in
Metro New York = 90.1%
% of HFI
loan originations = 12.9%

$172
$635
$895
$1,286
12/31/13
12/31/14
12/31/15
12/31/16
SPECIALTY
FINANCE
LOAN
AND
LEASE
PORTFOLIO
(in millions)
Originations:
$258
$848
$1,068
$1,266
Charge-offs:
$0
$0
$0
$0
The launch of our specialty finance business provided
us with another lending niche of high quality.
LOAN
TYPES
Syndicated asset-based (ABLs) and dealer
floor-plan (DFPLs) loans
Equipment loan and lease financing (EF)
CLIENT
CHARACTERISTICS
Large corporate obligors
Investment grade or near-investment grade
ratings
Mostly publicly traded
Participants in stable, nationwide industries
PRICING
Floating rates tied to LIBOR (ABLs and DFPLs)
Fixed rates at a spread over treasuries (EF)
RISK-AVERSE
CREDIT
&
UNDERWRITING
STANDARDS
We require a perfected first-security interest in
or outright ownership of the underlying collateral
Loans are structured as senior debt or as non-
cancellable leases
Transactions are re-underwritten in-house
Underlying documentation reviewed by counsel

ASSET QUALITY

2.91%
4.00%
4.05%
3.41%
2.35%
1.46%
2.48%
2.10%
2.83%
1.51%
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
(a)
Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired (“PCI”) loans.
(b)
Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest.
Our record of asset quality in downward credit cycles has
consistently distinguished us from our industry peers.
S & L CRISIS
GREAT
RECESSION
CURRENT
CREDIT
CYCLE
1.11%
2.71%
4.17%
3.56%
0.11%
0.51%
2.47%
2.63%
12/31/07
12/31/08
12/31/09
12/31/10
2.60%
2.22%
1.66%
1.26%
1.07%
0.77%
1.28%
0.96%
0.35%
0.23%
0.13%
0.15%
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
Average NPLs/Total Loans
NYCB: 2.08%
SNL U.S. Bank and Thrift Index: 3.34%
Average NPLs/Total Loans
NYCB: 1.43%
SNL U.S. Bank and Thrift Index: 2.89%
Average NPLs/Total Loans
NYCB: 0.52%
SNL U.S. Bank and Thrift Index: 1.60%
NON-PERFORMING
LOANS
(a)(b)
/ TOTAL
LOANS
(a)
SNL U.S. Bank
and Thrift Index
NYCB

S & L CRISIS
0.68%
1.63%
2.83%
2.89%
0.00%
0.03%
0.13%
0.21%
2007
2008
2009
2010
Few of our non-performing loans have resulted in
actual losses.
SNL U.S. Bank
and Thrift Index
NYCB
GREAT
RECESSION
CURRENT
CREDIT
CYCLE
NET
CHARGE-OFFS
/
AVERAGE
LOANS
0.54%
1.28%
1.50%
1.17%
0.91%
0.00%
0.00%
0.04%
0.07%
0.06%
1989
1990
1991
1992
1993
5-Year Total
NYCB:  17 bp
SNL U.S. Bank and Thrift Index: 540 bp
4-Year Total
NYCB: 37 bp
SNL U.S. Bank and Thrift Index: 803 bp
6-Year Total
NYCB: 52 bp
SNL U.S. Bank and Thrift Index: 517 bp
1.77%
1.24%
0.76%
0.53%
0.46%
0.41%
0.35%
0.13%
0.05%
0.01%
2011
2012
2013
2014
2015
2016
(0.02)%
0.00%

CONSERVATIVE
UNDERWRITING
Conservative loan-to-value ratios
Conservative debt service coverage ratios: 120% for multi-family loans and 130% for CRE loans
Multi-family and CRE loans are based on the lower of economic or market value.
ACTIVE
BOARD
INVOLVEMENT
All loans originated for portfolio are presented to the Mortgage or Credit Committee of the
Community Bank Board or Commercial Bank Board.
A member of the Mortgage or Credit Committee participates in inspections on multi-family loans in excess of $7.5 million, and CRE and ADC loans in excess of $4.0 million.
All loans of $20 million or more originated by the Community Bank and all loans of $10 million or more
originated by the Commercial Bank are reported to the Board.
MULTIPLE
APPRAISALS
All properties are appraised by independent appraisers.
All independent appraisals are reviewed by in-house appraisal officers.
A second independent appraisal review is performed on loans that are large and complex.
RISK-AVERSE
MIX
OF
NON-COVERED
LOANS
HELD
FOR
INVESTMENT
Multi-family:  72.1%
CRE:  20.7%
One-to-Four Family:  1.0%
ADC:  1.0%
Commercial & Industrial:  5.1%
The quality of our assets reflects the nature of our
lending niche and our strong underwriting standards.
(AT
12/31/16)

EFFICIENCY

60.58%
44.53%
2016
EFFICIENCY
RATIO
(a)
Efficiency has been another hallmark of the
Company.
HISTORICAL
DRIVERS
OF
OUR
EFFICIENCY
Multi-family and CRE lending are both
broker-driven, with the borrower paying fees
to the mortgage brokerage firm.
Products and services are typically
developed by third-party providers; their
sales are a complementary source of
revenues.
Franchise expansion has largely stemmed
from mergers and acquisitions; we rarely
engage in de novo branch development.
Most of our deposits have been acquired
through earnings-accretive acquisitions.
SNL U.S. Bank
and Thrift Index
NYCB
(a)
We calculate our efficiency ratio by dividing our operating expenses by the sum of our net interest income and our non-interest income.

36%
45%
2010
2016
NYCB
EFFICIENCY
RATIO
PRIOR
TO
AND
SINCE
DODD-FRANK
SIFI COMPLIANCE
Key infrastructure investments to date include:
—
Enhanced ERM and corporate governance frameworks
—
Bottom-up capital planning and stress testing
capabilities
—
Substantial expansion of regulatory compliance staff
Depending on when we cross the SIFI threshold, the
cost of SIFI compliance may reflect:
—
Further investment in our IT infrastructure and
personnel
—
Preparations for CCAR reporting in 2018 or 2019
—
Development of a living will for 2018 or 2019
PREPARING
FOR
SIFI STATUS
Following enactment of the Dodd-Frank Act, we began allocating significant resources towards SIFI preparedness.
The degree to which we have already leveraged the cost of SIFI compliance is reflected in the ~ 900-basis point increase in our efficiency ratio since the enactment of Dodd-Frank.
Our efficiency ratio has increased significantly since
the enactment of Dodd-Frank.

RESIDENTIAL MORTGAGE BANKING

FEATURES
Loan production is driven by our proprietary real time, web-
accessible
mortgage
banking
technology
platform,
which
securely controls the lending process while mitigating business and regulatory risks.
Approximately
900 approved clients include community banks,
credit unions, mortgage companies, and mortgage brokers.
100% of loans funded are full documentation, prime credit loans.
At 12/31/2016, loans serviced for GSEs totaled $21.2 billion.
CREDIT
QUALITY
As of 12/31/2016, 99.7% of all funded loans were current.
LIMITED
REPURCHASE
RISK
Of the $47.0 billion of 1-4 family loans sold to GSEs since 2010
–
when
we
launched
our
mortgage
banking
business
–
only
28
loans
totaling
$7.9 million (0.017%) have been repurchased.
We are a nationwide producer of 1-4 family loans.

GROWTH THROUGH ACQUISITIONS

Transaction Type:
Savings Bank
Commercial Bank
Branch
FDIC
Deposit
1.  Nov. 2000
Haven Bancorp
(HAVN)
Assets:
$2.7 billion
Deposits:
$2.1 billion
Branches: 25
2.  July 2001
Richmond County
Financial Corp.
(RCBK)
Assets:
$3.7 billion
Deposits:
$2.5 billion
Branches: 24
3.  Oct. 2003
Roslyn Bancorp,
Inc. (RSLN)
Assets:
$10.4 billion
Deposits:
$5.9 billion
Branches: 38
4.  Dec. 2005
Long Island
Financial Corp.
(LICB)
Assets:
$562 million
Deposits:
$434 million
Branches: 9
5.  April 2006
Atlantic Bank of
New York (ABNY)
Assets:
$2.8 billion
Deposits:
$1.8 billion
Branches:
14
6.  April 2007
PennFed Financial
Services, Inc.
(PFSB)
Assets:
$2.3 billion
Deposits:
$1.6 billion
Branches:
21
7.  July 2007
NYC branch
network of Doral
Bank, FSB (Doral-
NYC)
Assets:
$485 million
Deposits:
$370 million
Branches: 11
8.  Oct. 2007
Synergy Financial
Group, Inc.
(SYNF)
Assets:
$892 million
Deposits:
$564 million
Branches:
16
9.  Dec. 2009
AmTrust Bank
Assets:
$11.0 billion
Deposits:
$8.2 billion
Branches: 64
10.  March 2010
Desert Hills Bank
Assets:
$452 million
Deposits:
$375 million
Branches: 3
11.  June 2012
Aurora Bank FSB
Assets:
None
Deposits:
$2.2 billion
Branches: 0
Payment
Received:
$24.0 million
We have a long history of earnings-accretive
transactions.
The number of branches indicated for our transactions is the number of branches in our current franchise that stemmed from each.

2016 PERFORMANCE HIGHLIGHTS

(dollars in thousands, except per share data)
4Q 2016
FY 2016
Strong Profitability Measures:
Earnings
$113,733
$495,501
EPS
$0.23
$1.01
Return on average assets
0.92%
1.00%
Return on average stockholders’ equity
7.43
8.19
Return on average tangible assets
(a)
0.97
1.06
Return on average tangible stockholders’ equity
(a)
12.36
13.75
Net interest margin
2.86
2.93
Efficiency ratio
47.20
44.53
Income Statement Highlights
(a)
ROTA and ROTE are non-GAAP financial measures. Please see page 29 for a discussion and reconciliation of these measures to our ROA and ROE.

COMPANY
CAPITAL
12/31/16
Stockholders’ equity / total assets
12.52%
Common equity tier 1 capital ratio
10.62
Tier 1 risk-based capital ratio
10.62
Total risk-based capital ratio
12.12
Leverage capital ratio
8.00
BANK
CAPITAL
12/31/16
The Community Bank:
Common equity tier 1 capital ratio
11.23%
Leverage capital ratio
8.45
The Commercial Bank:
Common equity tier 1 capital ratio
14.14%
Leverage capital ratio
10.53
BALANCE
SHEET
12/31/16
Loans, net / total assets
80.3%
Securities / total assets
7.8
Deposits / total assets
59.0
Wholesale borrowings / total assets
27.2
ASSET
QUALITY
At or
for the Three Months Ended 12/31/16
Non-performing loans
(a)
/ total loans
(a)
0.15%
Non-performing assets
(b)
/ total assets
(b)
0.14
Net charge-offs / average loans (non-
annualized)
0.00
Balance Sheet Highlights
(a)
Non-performing loans and total loans exclude covered loans and non-covered PCI loans.
(b)
Non-performing assets and total assets exclude covered loans, covered OREO, and non-covered PCI loans.

TOTAL
HFI LOANS: $39.1 BN
AVERAGE
YIELD
ON
LOANS: 3.77%
TOTAL
DEPOSITS: $28.9 BN
AVERAGE
COST
OF
INTEREST-BEARING
DEPOSITS: 0.65%
LOANS
AT
12/31/16
DEPOSITS
AT
12/31/16
Loans and Deposits
Multi-
Family
69%
CRE
20%
ADC
1%
C&I
5%
1-4 Family
(Non-
covered)
1%
Covered
Loans
4%
Other
0%
NOW and
MMA
47%
Savings
18%
CDs
26%
Non-
Interest-
Bearing
9%

STRATEGIC
ASSET
MANAGEMENT
Total Assets
at 9/30/14:
$48.7 Billion
Reduced securities by $3.7 billion through a combination of
repayments, sales, and calls
Sold loans of $4.3 billion:
$2.6 billion of multi-family loans (largely through participations)
$988.7
million
of
CRE
loans
(largely
through
participations)
$631.3 million of 1–4 family loans
$3.4 million of ADC loans
Other
net
reductions
of
$12.1
billion
(including
loan
satisfactions
and refinancings)
Total Assets
at 12/31/16:
$48.9 Billion
Originated $16.8 billion of multi-family loans
Originated $3.4 billion of CRE loans
Result:
A $247,000
increase in total assets from 9/30/14
–
12/31/16.
Since 4Q 2014, we have been managing our assets
below the current SIFI threshold.

11/23/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16

The cash-on-cash return on shares purchased by
our charter investors was 1,607% as of 12/31/16.
(a)
CASH-ON-
(a)
To calculate cash-on-cash return, we divide the cumulative amount of dividends paid each year by the amount invested at the time of our IPO on 11/23/93.
0%
1%
2%
9%
20%
38%
65%
92%
125%
171%
242%
346%
454%
562%
670%
778%
886%
994%
1102%
1210%
1318%
1426%
1534%
1607%

CASH
RETURN

2/1/17
VISIT
OUR
WEBSITE
:
ir.myNYCB.com
E-MAIL
REQUESTS
TO
:
ir@myNYCB.com
CALL
INVESTOR
RELATIONS
AT
:
(516) 683-4420
WRITE
TO
:
Investor Relations
New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
For More Information

APPENDIX

While
average
stockholders’
equity,
average
assets,
return
on
average
assets,
and
return
on
average
stockholders’
equity
are
financial
measures
that
are
recorded
in
accordance
with
U.S.
generally accepted accounting principles ("GAAP"), average tangible stockholders’ equity, average tangible assets, return on average tangible assets, and return on average tangible stockholders’ equity are not.  Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed in our SEC filings, earnings releases, and other investor communications, for the following reasons:
1.
Average tangible stockholders’ equity is an important indication of the Company’s ability to grow organically and through business combinations, as well as our ability to pay dividends and to engage in various capital management strategies.
2.
Returns on average tangible assets and average tangible stockholders’ equity are among the profitability measures considered by current and prospective investors, both independent of, and in comparison with, our peers.
We calculate average tangible stockholders’ equity by subtracting from average stockholders’ equity the sum of our average goodwill and core deposit intangibles (“CDI”), and calculate average tangible assets by subtracting the same sum from our average assets.
Average tangible stockholders’ equity, average tangible assets, and the related non-GAAP profitability measures should not be considered in isolation or as a substitute for average stockholders’ equity, average assets, or any other profitability or capital measure calculated in accordance with GAAP.  Moreover, the manner in which we calculate these non-GAAP measures may differ from that of other companies reporting non-GAAP measures with similar names.
The
following
table
presents
reconciliations
of
our
average
stockholders’
equity
and
average
tangible
stockholders’
equity,
our
average
assets
and
average
tangible
assets,
and
the
related
GAAP and non-GAAP profitability measures for the three and twelve months ended December 31, 2016:
(1)
To
calculate
our
returns
on
average
assets
and
average
stockholders’
equity
for
a
period,
we
divide
the
net
income
generated
during
that
period
by
the
average
assets
and
the
average
stockholders’
equity
recorded during that time.
(2)
To
calculate
our
returns
on
average
tangible
assets
and
average
tangible
stockholders’
equity
for
a
period,
we
adjust
the
net
income
generated
during
that
period
by
adding
back
the
amortization
of
CDI,
net
of
tax,
and then divide that adjusted net income by the average tangible assets and the average tangible stockholders’ equity recorded during that time.
Reconciliations of GAAP and Non-GAAP Measures
(dollars in thousands)
For the
Three Months Ended
For the
Twelve Months Ended
December 31, 2016
Average stockholders’ equity
$ 6,123,550
$ 6,052,051
Less:  Average goodwill and core deposit intangibles
(2,436,559)
(2,437,433)
Average tangible
stockholders’ equity
$ 3,686,991
$ 3,614,618
Average assets
$49,388,513
$49,299,601
Less:  Average goodwill and core deposit intangibles
(2,436,559)
(2,437,433)
Average tangible assets
$46,951,954
$46,862,168
Net income
(1)
$113,733
$495,401
Add back:  Amortization of core deposit intangibles, net of tax
238
1,435
Adjusted net
income
(2)
$113,971
$496,836
GAAP:
Return on average assets
0.92%
1.00%
Return on average stockholders’ equity
7.43
8.19
Non-GAAP:
Return on average tangible assets
0.97
1.06
Return on average tangible
stockholders’ equity
12.36
13.75
December 31, 2016